Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Basis of presentation
These consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of the Republic of The Marshall Islands, and its wholly-owned or controlled subsidiaries (collectively, the Company). Certain of Teekay’s significant non-wholly owned subsidiaries are consolidated in these financial statements even though Teekay owns less than a 50% ownership interest in the subsidiaries. These significant subsidiaries include the following publicly traded subsidiaries (collectively, the Public Subsidiaries): Teekay LNG Partners L.P. (or Teekay LNG); Teekay Offshore Partners L.P. (or Teekay Offshore); and Teekay Tankers Ltd. (or Teekay Tankers). As of December 31, 2016, Teekay owned a 33.1% interest in Teekay LNG (33.1% - December 31, 2015), including common units and its 2% general partner interest, and a 29.0% interest in Teekay Offshore (37.0% - December 31, 2015), including common units and its 2% general partner interest, and a 26% interest in Teekay Offshore's 10.50% Series D Cumulative Convertible Perpetual Preferred Units (the Series D Preferred Units), and 25.4% of the capital stock of Teekay Tankers (25.9% - December 31, 2015), including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. While Teekay owns less than 50% of each of the Public Subsidiaries, Teekay maintains control of Teekay LNG and Teekay Offshore by virtue of its 100% ownership interest in the general partners of Teekay LNG and Teekay Offshore, which are both master limited partnerships, and maintains control of Teekay Tankers through its ownership of a sufficient number of Class A common shares and Class B common shares, which provide increased voting rights, to maintain a majority voting interest in Teekay Tankers and thus consolidates these subsidiaries. Significant intercompany balances and transactions have been eliminated upon consolidation. Teekay has entered into an omnibus agreement with Teekay LNG and Teekay Offshore to govern, among other things, when Teekay, Teekay LNG and Teekay Offshore may compete with each other and to provide the applicable parties certain rights of first offer on liquefied natural gas (or LNG) carriers, oil tankers, shuttle tankers, floating storage and off-take (or FSO) units and floating, production, storage and offloading (or FPSO) units.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. Given the current condition of the credit markets, it is possible that the amounts recorded as derivative assets and liabilities could vary by material amounts prior to their settlement.

Significant intercompany balances and transactions have been eliminated upon consolidation. In addition, certain of the comparative figures have been reclassified to conform to the presentation adopted in the current period relating to certain operating activities in the Company's consolidated statements of cash flows.
Non-Controlling Interests
Where Teekay’s ownership interest in a consolidated subsidiary is less than 100%, the non-controlling interests’ share of these non-wholly owned subsidiaries are reported in the Company’s consolidated balance sheets as a separate component of equity. The non-controlling interests’ share of the net income of these non-wholly owned subsidiaries is reported in the Company’s consolidated statements of income as a deduction from the Company’s net income to arrive at net (loss) income attributable to shareholders of Teekay.

The basis for attributing net income of each non-wholly owned subsidiary to the controlling interest and the non-controlling interests, with the exception of Teekay LNG and Teekay Offshore, is based on the relative ownership interests of the non-controlling interests compared to the controlling interest, which is consistent with how dividends and distributions are paid or are payable for these non-wholly owned subsidiaries.

Teekay LNG and Teekay Offshore each have limited partners and one general partner. Both general partners are owned by Teekay. For both Teekay LNG and Teekay Offshore, the limited partners hold common units and preferred units. For each quarterly period, the method of attributing Teekay LNG’s and Teekay Offshore’s net income (loss) of that period to the non-controlling interests of Teekay LNG and Teekay Offshore begins by attributing net income (loss) of Teekay Offshore and Teekay LNG to the non-controlling interests which hold 100% of the preferred units of Teekay Offshore, except for Series D Preferred Units, of which they hold 74%, and 100% of the preferred units of Teekay LNG based on the amount of preferred unit distributions declared for the quarterly period. The remaining net income (loss) to be attributed to the controlling interest and the non-controlling interests of Teekay LNG and Teekay Offshore is divided into two components. The first component consists of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to limited and general partners for that quarterly period (or the Distributed Earnings). The second component consists of the difference between the net income (loss) of Teekay LNG or Teekay Offshore that is available to be allocated to the common unitholders and the general partner of such entity and the amount of the first component cash distribution (or the Undistributed Earnings). The portion of the Distributed Earnings that is allocated to the non-controlling interests is the amount of the cash distribution that Teekay LNG or Teekay Offshore will declare and pay to the non-controlling interests for that quarterly period. The portion of the Undistributed Earnings that is allocated to the non-controlling interests is based on the relative ownership percentages of the non-controlling interests of Teekay LNG and Teekay Offshore compared to the controlling interest. The controlling interests include both limited partner common units and the general partner interests.

The total net income of Teekay’s consolidated partially-owned entities and the attribution of that net income to controlling and non-controlling interests is as follows:

	Net income (loss) attributable to non-controlling interests					Controlling Interest			Net income (loss) of consolidated partially-owned entities (1)
	Non-public partially-owned subsidiaries	Preferred unit holders	Distri- buted Earnings(2)	Undistri- buted Earnings	Total Net income (loss) attribut- able	Distri- buted Earnings	Undistri- buted Earnings	Total Controlling Interest (Teekay)
Teekay Offshore	11,858	45,835	41,688	(46,155)	53,226	18,378	(27,129)	(8,751)	44,475
Teekay LNG	17,514	2,719	30,444	60,545	111,222	15,026	31,717	46,743	157,965
Teekay Tankers	—	—	—	47,459	47,459	—	14,820	14,820	62,279
Other entities and eliminations	—	—	—	—	(2,061)
For the Year Ended December 31, 2016	29,372	48,554	72,132	61,849	209,846
Teekay Offshore	13,911	28,609	119,971	(103,949)	58,542	70,414	(38,913)	31,501	90,043
Teekay LNG	16,627	—	120,482	(1,510)	135,599	82,791	(880)	81,911	217,510
Teekay Tankers	—	—	—	129,725	129,725	—	47,202	47,202	176,927
Other entities and eliminations	—	—	—	—	(557)
For the Year Ended December 31, 2015	30,538	28,609	240,453	24,266	323,309
Teekay Offshore	10,503	10,875	136,743	(150,724)	7,397	71,166	(60,907)	10,259	17,656
Teekay LNG	13,489	—	143,292	(26,116)	130,665	101,946	(13,684)	88,262	218,927
Teekay Tankers	—	—	—	41,048	41,048	—	16,094	16,094	57,142
Other entities and eliminations	—	—	—	—	(351)
For the Year Ended December 31, 2014	23,992	10,875	280,035	(135,792)	178,759

(1)	Includes earnings from common shares and preferred shares.

(2)
Excludes the results of the acquisition of interests in vessels between Teekay Corporation, Teekay Offshore and Teekay Tankers during the periods the vessels were under common control and had begun operations.

When Teekay’s non-wholly owned subsidiaries declare dividends or distributions to their owners, or require all of their owners to contribute capital to the non-wholly owned subsidiaries, such amounts are paid to, or received from, each of the owners of the non-wholly owned subsidiaries based on the relative ownership interests in the non-wholly owned subsidiary. As such, any dividends or distributions paid to, or capital contributions received from, the non-controlling interests are reflected as a reduction (dividends or distributions) or an increase (capital contributions) in non-controlling interest in the Company’s consolidated balance sheets.

When Teekay’s non-wholly owned subsidiaries issue additional equity interests to non-controlling interests, Teekay is effectively selling a portion of the non-wholly owned subsidiaries. Consequently, the proceeds received by the subsidiaries from their issuance of additional equity interests are allocated between non-controlling interest and retained earnings in the Company’s consolidated balance sheets. The portion allocated to non-controlling interest on the Company’s consolidated balance sheets consists of the carrying value of the portion of the non-wholly owned subsidiary that is effectively disposed of, with the remaining amount attributable to the controlling interest, which consists of the Company’s dilution gain or loss that is allocated to retained earnings.
Reporting currency
The consolidated financial statements are stated in U.S. Dollars. The functional currency of the Company is the U.S. Dollar because the Company operates in the international shipping market, which typically utilizes the U.S. Dollar as the functional currency. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income.
Operating revenues and expenses
Contracts of Affreightment and Voyage Charters
Revenues from contracts of affreightment and voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all voyage charters, whereby it recognizes revenue ratably from when product is discharged (unloaded) at the end of one voyage to when it is discharged after the next voyage. Shuttle tanker voyages servicing contracts of affreightment with offshore oil fields commence with tendering of notice of readiness at a field, within the agreed lifting range, and ends with tendering of notice of readiness at a field for the next lifting. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage.
Time Charters, Bareboat Charters and FPSO Contracts
Operating Leases - The Company recognizes revenues from time charters, bareboat charters and FPSO contracts accounted for as operating leases on a straight-line basis daily over the term of the charter as the applicable vessel operates under the charter. Receipt of incentive-based revenue from the Company’s FPSO units is dependent upon its operating performance and such revenue is recognized when earned by fulfillment of the applicable performance criteria. The Company does not recognize revenue during days that the vessel is off hire unless the contract provides for compensation while off hire.

Direct Financing Leases - Charter contracts that are accounted for as direct financing leases are reflected on the consolidated balance sheets as net investments in direct financing leases. The lease revenue is recognized on an effective interest rate method over the lease term so as to produce a constant periodic rate of return over the lease terms and is included in revenues. Revenue from rendering of services is recognized as the service is performed. Revenues are not recognized during days that the vessel is off hire unless the contract provides for compensation while off hire.

The Company employs four LNG carriers, a FSO unit, and volatile organic compound emissions (or VOC) equipment on long-term time charters which are accounted for as direct financing leases. The lease payments received by the Company under these lease arrangements are allocated between the net investments in the leases and revenues or other income using the effective interest method so as to produce a constant periodic rate of return over the lease terms.
Pooling Arrangements
Revenues and voyage expenses of the vessels operating in pool arrangements are pooled and the resulting net pool revenues, calculated on a time-charter equivalent basis, are allocated to the pool participants according to an agreed formula. The agreed formula used to allocate net pool revenues varies between pools; however, the formula generally allocates revenues to pool participants on the basis of the number of days a vessel operates in the pool with weighting adjustments made to reflect vessels’ differing capacities and performance capabilities. The same revenue and expense recognition principles stated above for voyage charters are applied in determining the net pool revenues of the pool. The pools are responsible for paying voyage expenses and distributing net pool revenues to the participants. The Company accounts for the net allocation from the pool as revenues and amounts due from the pool are included in accounts receivable.
Other Revenue
Other revenues are earned from the offshore ship-to-ship transfer of commodities, primarily crude oil and refined oil products, but also liquid gases and various other products which are referred to as support operations. In addition, other revenues are also earned from other technical activities such as terminal management, consultancy, procurement and equipment rental. Other revenues from short-term contracts are recognized as services are completed based on percentage of completion or in the case of long-term contracts, are recognized over the duration of the contract period.
Operating Expenses
Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.
Cash and cash equivalents
The Company classifies all highly liquid investments with a maturity date of three months or less at their inception as cash equivalents.
Restricted Cash
The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives, project tenders, leasing arrangements, amounts received from charterers to be used only for dry-docking expenditures and emergency repairs and other obligations.
Accounts receivable and allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There were no significant amounts recorded as allowance for doubtful accounts as at December 31, 2016, 2015, and 2014.
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for tankers carrying crude oil and refined product, 20 to 25 years for FPSO units, 35 years for LNG carriers and 30 years for liquefied petroleum gas (or LPG) carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for those periods of time. FSO units are depreciated over the term of the contract. Units for maintenance and safety (or UMS) are depreciated over an estimated useful life of 35 years commencing the date the unit arrives at the oil field and is in a condition that is ready to operate. Long-distance towing and offshore installation vessels are depreciated over an estimated useful life of 25 years commencing the date the vessel is delivered from the shipyard. Depreciation includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases. Depreciation of vessels and equipment, excluding amortization of dry-docking expenditures, for the years ended December 31, 2016, 2015, and 2014 aggregated $492.0 million, $445.2 million and $341.5 million, respectively. Amortization of vessels accounted for as capital leases was $12.8 million, $5.4 million and $21.6 million for the years ended December 31, 2016, 2015, and 2014, respectively.
Teekay Offshore considers its shuttle tankers to be comprised of two components: (i) a conventional tanker (or the tanker component) and (ii) specialized shuttle equipment (or the shuttle component). Teekay Offshore differentiates these two components on the principle that a shuttle tanker can also operate as a conventional tanker without the use of the shuttle component. The economics of this alternate use depend on the supply and demand fundamentals in the two segments. Historically, the useful life of both components was assessed as 25 years commencing from the date the vessel is delivered from the shipyard. In early 2016, Teekay Offshore considered factors related to the ongoing use of the shuttle component and reassessed the useful life as being 20 years based on the challenges associated with adverse market conditions in the energy sector and other long term factors associated with the global oil industry. This change in estimate, commencing January 1, 2016, impacts the entire fleet of Teekay Offshore’s shuttle tanker vessels. Separately, Teekay Offshore reviewed the depreciation of the tanker component for eight shuttle tankers in its fleet that are 17 years of age or older. Based on Teekay Offshore’s expected operating plan for these vessels, commencing January 1, 2016, it has reassessed the estimated useful life of the tanker component for these vessels as 20 years. As market conditions evolve, Teekay Offshore will continue to monitor the useful life of the tanker component for other vessels within the shuttle tanker fleet.
The effect of these changes for Teekay Offshore in estimates on the Company’s consolidated statements of income, was an increase in depreciation and amortization expense and a decrease in net income of $29.3 million in the year ended December 31, 2016, and a decrease in net income and an increase in net loss attributable to shareholders of the Company of $8.6 million, or $0.10 per basic and diluted common share, for the year ended December 31, 2016.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2016, 2015, and 2014, aggregated $36.9 million, $22.0 million and $51.3 million, respectively.

Generally, the Company dry docks each shuttle tanker, conventional oil tanker, long-distance towing and offshore installation vessel and gas carrier every two and a half to five years. UMS, FSO and FPSO units are generally not dry docked. The Company capitalizes a substantial portion of the costs incurred during dry docking and amortizes those costs on a straight-line basis over their estimated useful life, which typically is from the completion of a dry docking or intermediate survey to the estimated completion of the next dry docking. The Company includes in capitalized dry-docking costs those costs incurred as part of the dry docking to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

The continuity of capitalized dry-docking costs for the years ended December 31, 2016, 2015, and 2014, is summarized as follows:

	Year Ended December 31,
	2016 $	2015 $	2014 $
Balance at the beginning of the year	150,702	135,331	118,194
Costs incurred for dry dockings	47,980	69,927	74,018
Dry-dock amortization	(55,026)	(47,271)	(50,926)
Write-down / sales of vessels	(7,956)	(7,285)	(5,955)
Balance at the end of the year	135,700	150,702	135,331

Vessels and equipment that are intended to be held and used in the Company's business are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Company’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company and is based on second-hand sale and purchase data.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest and other expenses attributable to vessels and equipment classified as held for sale, or to their related liabilities, continue to be recognized as incurred.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining term of the capital lease. Losses on vessels sold and leased back under capital leases are recognized immediately when the fair value of the vessel at the time of sale and lease-back is less than its book value. In such case, the Company would recognize a loss in the amount by which book value exceeds fair value.
Other loan receivables
The Company’s investments in loan receivables are recorded at cost. The Company analyzes its loans for collectability during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available) any information provided by the debtor regarding their ability to repay the loan and the fair value of the underlying collateral. When a loan is impaired, the Company measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in the consolidated statements of income. The carrying value of the loans will be adjusted each subsequent reporting period to reflect any changes in the present value of estimated future cash flows.

The following table contains a summary of the Company’s financing receivables by type of borrower, the method by which the Company monitors the credit quality of its financing receivables on a quarterly basis, and the grade as of December 31, 2016.

			December 31,
Class of Financing Receivable	Credit Quality Indicator	Grade	2016 $	2015 $
Direct financing leases	Payment activity	Performing	660,594	684,129
Other loan receivables
Loans to equity-accounted investees and joint venture partners	Other internal metrics	Performing	304,030	191,517
Long-term receivable included in other assets	Payment activity	Performing	17,712	37,032
			982,336	912,678

Joint ventures
The Company’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investments in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other than temporary decline in value below their carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the consolidated statements of income.
Debt issuance costs
Debt issuance costs, including fees, commissions and legal expenses, are deferred and presented as a direct reduction from the carrying amount of the debt liability. Debt issuance costs related to loan facilities without a recognized debt liability will continue to be presented as non-current assets in the consolidated balance sheets. Debt issuance costs of revolving credit facilities are amortized on a straight-line basis over the term of the relevant facility. Debt issuance costs of term loans are amortized using the effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.
Derivative instruments
All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, except for certain types of interest rate swaps (See Note 14).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Company does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold, or repaid.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive loss in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statements of income. The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the consolidated statements of income. If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. general and administrative expense) item in the consolidated statements of income. If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statements of income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, capital lease obligations, restricted cash deposits, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign exchange currency forward contracts are recorded in realized and unrealized loss on non-designated derivative instruments. Gains and losses from the Company’s hedge accounted foreign currency forward contracts are recorded primarily in vessel operating expenses and general and administrative expense. Gains and losses from the Company’s non-designated cross currency swap are recorded in foreign currency exchange (loss) gain in the consolidated statements of income.
Goodwill and intangible assets
Goodwill is not amortized, but reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is reviewed for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Company’s intangible assets consist primarily of acquired time-charter contracts, contracts of affreightment, and customer relationships. The value ascribed to the acquired time-charter contracts and contracts of affreightment are being amortized over the life of the associated contract, with the amount amortized each year being weighted based on the projected revenue to be earned under the contracts. The value ascribed to customer relationships intangible assets are amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships.
Asset retirement obligation
The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves the costs associated with the restoration of the environment surrounding the facility and removal and disposal of all production equipment. This obligation is expected to be settled at the end of the contract under which the FPSO unit currently operates. The ARO will be covered in part by contractual payments to be received from FPSO contract counterparties.

Teekay Offshore has an ARO relating to the sub-sea mooring and riser system associated with the Gina Krog FSO unit expected to commence operations in the North Sea in early-2017. This obligation involves the costs associated with the restoration of the environment surrounding the facility and removal of all equipment, which are subsequently required to be reimbursed by the charterer under the terms of the contract. This obligation is expected to be settled at the end of the contract under which the FSO unit is expected to operate, which is a three-year time-charter contract which includes 12 additional one-year extension options.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. As at December 31, 2016, the ARO and associated receivable, which is recorded in other non-current assets, were $44.7 million and $27.9 million, respectively (2015 - $25.5 million and $6.9 million, respectively).
Repurchase of common stock
The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.
Share-based compensation
The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award.

Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards is substantially reflected in general and administrative expense.
Income taxes
The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

Recognition of uncertain tax positions is dependent upon whether it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements. The Company recognizes interest and penalties related to uncertain tax positions in income tax (expense) recovery.

The Company believes that it and its subsidiaries are not subject to income taxation under the laws of the Republic of The Marshall Islands or Bermuda, or that distributions by its subsidiaries to the Company will be subject to any income taxes under the laws of such countries, and that it qualifies for the Section 883 exemption under U.S. federal income tax purposes.
Accumulated other comprehensive income (loss)
The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) attributable to shareholders of Teekay for the periods presented.

	Qualifying Cash Flow Hedging Instruments $	Pension Adjustments $	Unrealized (Loss) Gain on Available for Sale Marketable Securities $	Foreign Exchange Gain (Loss) on Currency Translation $	Total $
Balance as of December 31, 2013	17	(18,919)	(171)	1,884	(17,189)
Other comprehensive (loss) income	(485)	(10,969)	171	174	(11,109)
Balance as of December 31, 2014	(468)	(29,888)	—	2,058	(28,298)
Other comprehensive income (loss)	49	14,038	(463)	(217)	13,407
Balance as of December 31, 2015	(419)	(15,850)	(463)	1,841	(14,891)
Other comprehensive income	378	3,690	47	173	4,288
Balance as of December 31, 2016	(41)	(12,160)	(416)	2,014	(10,603)

Employee pension plans
The Company has defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. The Company also has defined benefit pension plans covering certain of its employees. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans are recognized as assets or liabilities in the consolidated balance sheets. The Company recognizes as a component of other comprehensive loss, the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs.
(Loss) earnings per common share
The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.
Accounting pronouncements not yet adopted
In May 2014, the Financial Accounting Standards Board (or FASB) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (or ASU 2014-09). ASU 2014-09 will require an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. ASU 2014-09 is effective for the Company January 1, 2018 and shall be applied, at the Company’s option, retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Company expects that the adoption of ASU 2014-09 may result in a change in the method of recognizing revenue from contracts of affreightment whereby revenue will be recognized over the voyage until discharge is complete, instead of over the voyage until tendering notice for the next voyage. This will result in all revenue being fully recognized upon discharge of cargo whereas currently revenue recognition extends into the period the vessel returns to the oil field. This change may result in revenue being recognized earlier which may cause additional volatility in revenue and earnings between periods. In addition, the Company expects that the adoption of ASU 2014-09 may result in a change in the method of recognizing revenue for voyage charters, whereby the Company’s method of determining proportional performance will change from discharge-to-discharge to load-to-discharge. This will result in no revenue being recognized from discharge of the prior voyage to loading of the current voyage and all revenue being recognized from loading of the current voyage to discharge of the current voyage. This change will result in revenue being recognized later in the voyage which may cause additional volatility in revenue and earnings between periods. The Company is in the process of validating aspects of its preliminary assessment of ASU 2014-09, determining the transitional impact and completing other items required for the adoption of ASU 2014-09.

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (or ASU 2016-02). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a right of use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The Company expects to adopt ASU 2016-02 on January 1, 2018. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Company expects that the adoption of ASU 2016-02 will result in a change in accounting method for the lease portion of the daily charter hire for the Company’s chartered-in vessels accounted for as operating leases and office leases with firm periods of greater than one year. Under ASU 2016-02, the Company will recognize a right of use asset and a lease liability on the balance sheet for these charters and office leases, whereas currently no right of use asset or lease liability is recognized. This will have the result of increasing the Company’s assets and liabilities. The pattern of expense recognition of chartered-in vessels and office leases are expected to remain substantially unchanged, unless the right of use asset becomes impaired. The Company is in the process of validating aspects of its preliminary assessment of ASU 2016-02, determining the transitional impact and completing other items required for the adoption of ASU 2016-02.

In March 2016, the FASB issued Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting (or ASU 2016-09). ASU 2016-09 simplifies aspects of accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. ASU 2016-09 became effective for the Company January 1, 2017. The Company expects the impact of adopting this new accounting guidance will be a change in presentation of cash payments for tax withholdings on share-settled equity awards from an operating cash outflow to financing cash outflow on the Company's statement of cash flows.

In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments. This update replaces the incurred loss impairment methodology with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. This update is effective for the Company on January 1, 2020, with a modified-retrospective approach. The Company is currently evaluating the effect of adopting this new guidance.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments, which, among other things, provides guidance on two acceptable approaches of classifying distributions received from equity method investees in the statement of cash flows. This update is effective for the Company on January 1, 2018, with a retrospective approach. The Company is currently evaluating the effect of adopting this new guidance.